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                 SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE WARBURG PINCUS JAPAN GROWTH FUND

             CREDIT SUISSE WARBURG PINCUS JAPAN SMALL COMPANY FUND

The following information supersedes certain information in the funds' Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-222-8977.

Effective on or about December 12, 2001, the following changes will be implemented for each fund:

- Each fund's Advisor Class will be closed to new investments, except for reinvestments of dividends. Advisor Class shareholders as of the close of business on December 12, 2001 may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method.

- The 2% redemption fee for the Advisor Class shares will be waived.

For the Japan Small Company Fund only:

- The fund's name will be changed to Credit Suisse Japan Small Cap Fund.

Dated: November 8, 2001                                            ADJPN-16-1101